UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2015

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, CA

94105

(Address of Principal Executive Offices, Including Zip Code)

(415) 278-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 18, 2015, the board of directors of The Gymboree Corporation (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) to be entered into with each of its directors, including Mr. Breitbard, whose existing indemnification agreement (filed with the SEC as Exhibit 10.73 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2010 filed with the SEC on March 30, 2010) will be replaced by the Indemnification Agreement. The Company may enter into the Indemnification Agreement with other executive officers and with future directors.

The Indemnification Agreement provides that the Company will indemnify its officers and directors (each an “Indemnitee”) to the fullest extent permitted under Delaware General Corporation Law for losses, damages, liabilities, judgments, penalties, fines and settlements (consented to by the Company) incurred in connection with any proceeding (other than a proceeding brought by or in the right of the Company) against an Indemnitee by reason of such Indemnitee’s past, present or future service as a director, officer, employee, fiduciary, trustee or agent of any Company entity (unless a determination is required by law, and such determination finds that the Indemnitee did not act in good faith and in a manner which such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company).

The Indemnification Agreement provides for the mandatory advancement of defense expenses in connection with any such proceeding against an Indemnitee. Such expenses will be reimbursed as incurred, unless and until there is a final, non-appealable adjudication in the underlying proceeding that establishes that the Indemnitee is not entitled to indemnification under the Delaware General Corporation Law.

For directors appointed by Bain Capital, the Company’s sponsor, the Indemnification Agreement clarifies that the indemnification from the Company is primary relative to indemnification or insurance available to such directors from Bain Capital or its affiliates.

The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which is filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Indemnification Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Date: March 24, 2015

	By:	/s/ Mark Breitbard
		Name:	Mark Breitbard
		Title:	Chief Executive Officer

EXHIBIT INDEX

10.1	Form of Indemnification Agreement.